UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 26, 2026
BlackSky Technology Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39113	83-1833760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2411 Dulles Corner Park
Suite 300
Herndon,	Virginia	20171
(Address of principal executive offices)		(Zip code)
(703) 935-1930
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BKSY	The New York Stock Exchange
Warrants, exercisable for shares of Class A common stock at an exercise price of $92.00 per share	BKSY.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of BlackSky Technology Inc. (the “Company”) originally furnished and filed by the Company to the Securities and Exchange Commission on February 26, 2026 (the “Initial Form 8-K”). The sole purpose for filing this Form 8-K/A is to correct certain information contained in Exhibit 99.1 and Exhibit 99.2 to the Initial Form 8-K related to the Company’s financial statements, as described below.

Item 2.02.     Results of Operations and Financial Condition.

On February 26, 2026, the Company filed the Initial Form 8-K to issue a press release announcing its preliminary financial results for the fourth quarter and full year ended December 31, 2025 (the "Original Earnings Release").
The Company is filing an amendment to the Initial Form 8-K to correct an error in the amount of accounts receivable in the three months ended December 31, 2025, which was identified by management while conducting final procedures in connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2025, and the resulting effects of such change on the Company’s Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows reported for the year ended December 31, 2025.
In the Company’s Unaudited Consolidated Balance Sheet for year ended December 31, 2025 (in thousands), the amount of accounts receivable should be $34,139 rather than the previously reported amount of $37,648; the amount of contract assets should be $28,595 rather than the previously reported amount of $26,125; the amount of total current assets should be $206,795 rather than the previously reported amount of $207,834; the amount of total assets should be $386,246 rather than the previously reported amount of $387,285; the amount of contract liabilities – current should be $20,518 rather than the previously reported amount of $21,557; the amount of total current liabilities should be $59,461 rather than the previously reported amount of $60,500; the amount of total liabilities should be $291,371 rather than the previously reported amount of $292,410; the amount of total liabilities and stockholders’ equity should be $386,246 rather than the previously reported amount of $387,285.

In the Company’s Unaudited Statements of Cash Flows for year ended December 31, 2025 (in thousands), the total amount of accounts receivable should be $(19,469) rather than the previously reported amount of $(22,979); the total amount of contract assets – current and long-term should be $(313) rather than the previously reported amount of $2,157; and the total amount of contract liabilities – current and long-term should be $28,159 rather than the previously reported amount of $29,199.Except for the figures described above, which are included in the financial statements and in the Company’s statements with respect to its preliminary results for the fourth quarter and year ended December 31, 2025, or as otherwise noted in this Form 8-K/A, there were no changes to the Original Earnings Release.

On March 2, 2026, the Company posted to its Investor Relations website a corrected version of the Earnings Release to correct the errors in its Original Earnings Release, as described above

A copy of the Company’s corrected press release is attached hereto as Exhibit 99.1.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.     Other Events. The information set forth under Item 2.02 is incorporated by reference as if fully set forth herein.

Except for the figures described under Item 2.02 above, which are included in the preliminary results for the fourth quarter and year ended December 31, 2025 and in the Company’s statements with respect thereto, or as otherwise noted in this Form 8-K/A, there were no changes to the previously filed preliminary results for the fourth quarter and year ended December 31, 2025.

The Company’s corrected preliminary results for the fourth quarter and year ended December 31, 2025 are attached to this Current Report on Form 8-K/A as Exhibit 99.2.

Forward-Looking Statements

Certain statements and other information included in this Current Report on Form 8-K/A constitute forward-looking statements under applicable securities laws. Words such as “may”, “will”, “could”, “should”, “would”, “plan”, “potential”, “intend”, “anticipate”, “believe”, “estimate”, “future”, “opportunity”, “will likely result”, or “expect” and other words, terms, and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K/A, including statements regarding the Company’s preliminary results, are forward-looking statements.

Forward-looking statements are subject to various risks and uncertainties, which could cause actual results to differ materially from the anticipated results or expectations expressed in this Current Report on Form 8-K/A. As a result, although the Company’s management believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, factors such as market risks, trends and conditions, as well as the risk factors discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other disclosures about the Company and its business included in the Company’s disclosure materials filed from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.

The forward-looking statements contained in this Current Report on Form 8-K/A are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this Current Report on Form 8-K/A and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements as a result of new information or future events, except as may be required under applicable securities law.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number
99.1	Corrected version of press release originally dated February 26, 2026
99.2	Corrected version of preliminary financial results Q4 and YE 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 2, 2026

BLACKSKY TECHNOLOGY INC.

By:	/s/ Henry Dubois
Name: Henry Dubois
Title: Chief Financial Officer